UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21504

Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
__________
 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
__________
 (Name and address of agent for service)

   Registrant's telephone number, including area code:          (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report
April 30, 2011
(Unaudited)

Advent/Claymore Enhanced Growth & Income Fund

LCM

ADVENT CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/lcm

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Enhanced Growth & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Dear Shareholder |

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2011.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of March 31, 2011, Advent managed approximately $6.4 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund (but not necessarily on 50% of total investments), thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This ability to move among the three asset classes is quite beneficial to the Fund’s ability to balance return and risk.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 12.26% and a return of 12.43% based on NAV. As of April 30, 2011, the Fund’s market price of $12.22 represented a discount of 6.36% to NAV of $13.05. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly dividends of $0.264 in November 2010 and February 2011. The most recent dividend represents an annualized distribution rate of 8.64% based on the Fund’s most recent market price of $12.22 as of April 30, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 34 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund

Semiannual Report l April 30, 2011 l 3

LCM l Advent/Claymore Enhanced Growth & Income Fund l Dear Shareholder continued

purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

May 31, 2011

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LCM l Advent/Claymore Enhanced Growth & Income Fund

Questions & Answers |

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2011.

1. Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Additionally, the Fund engages in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio (but not necessarily on 50% of the total investments), thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Capital appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential for common shareholders than could be achieved from an unleveraged portfolio. The Fund currently uses financial leverage through a credit facility with BNP Paribas, a major global bank.

Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leverage strategy will be successful.

2. Please tell us about the economic and market environment over the last six months.

The period was generally characterized by steadily improving economic activity worldwide. Although recent economic data has been mixed, there is increasing evidence that the recovery in the U.S. is becoming more self-sustaining. Production data has been firm, and surveys of purchasing managers indicate further strength in industrial production. Recent employment figures have been encouraging, suggesting the strongest pace of net hiring so far in this recovery. Overall, it appears that the pace of growth in the U.S. will remain below that of past rebounds from deep recessions.

Trends are reasonably positive in international markets, although a range of issues are keeping growth modest. These issues include sharply rising commodity prices, imbalances in global consumption and saving patterns, unsustainable fiscal positions in many developed economies, and potential overheating in emerging economies, particularly China. Finally, several unusual events in recent months, including the Japanese earthquake and political protests in the Middle East, had the effect of spiking the price of oil.

Despite uncertainties created by these issues, world equity markets have demonstrated considerable resilience. For the six months ended April 30, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.36%. Return of the MSCI EAFE Index, which measures performance of stock markets in developed markets of Europe, Australasia and the Far East, was 12.98%, and return of the MSCI Emerging Markets Index was 9.84%.

Interest rates continued to be very low during the period. In the bond market, lower quality issues performed much better than the securities with the highest credit ratings, reflecting investors’ increasing willingness to embrace credit risk as they search for yield. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. bond market as a whole, was 0.02%. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.14% for the six months ended April 30, 2011. Benefitting from strength in the equity market as well as investors’ interest in current income, convertible securities performed well: return of the Merrill Lynch All U.S. Convertibles Index was 11.55% and return of the Merrill Lynch Global 300 Convertibles Index was 9.68%.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 12.26% and a return of 12.43% based on NAV. As of April 30, 2011, the Fund’s market price of $12.22 represented a discount of 6.36% to NAV of $13.05. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11.

For comparison, the CBOE S&P 500 2% OTM BuyWrite Index (BXY), an index that measures performance of 2% out-of-the-money S&P 500 Index call options, returned 13.27% over the same period.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over

Semiannual Report l April 30, 2011 l 5

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

the long term, the progress of the NAV will be reflected in the market price return to shareholders.

4. How was the Fund’s portfolio allocated among asset classes over the last six months, and what has this meant for performance?

The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets, as appropriate. Investments are allocated globally among stocks, convertible securities and high-yield bonds.

At the end of the previous fiscal year, October 31, 2010, 61.7% of the Fund’s total investments were in convertible securities; of this, 43.0% was in convertible bonds and 18.7% in convertible preferreds. At that time, 13.8% of the Fund’s total investments were invested in common stocks, 17.0% in high yield bonds, and 7.5% in other investments including exchange-traded funds and warrants. As of April 30, 2011, the exposure to convertibles as a percentage of total investments was 59.6%, with 37.7% in convertible bonds and 21.9% in convertible preferreds. As of April 30, 2011, 14.8% of the Fund’s total investments were in common stocks,16.0% in high yield bonds, and 9.6% in other investments including preferred stocks, exchange-traded funds and warrants. In a strong stock market environment, the Fund’s increased exposure to equities was beneficial for performance.

5. Which investment decisions had the greatest effect on the Fund’s performance?

The Fund benefited from emphasis on economically sensitive industry sectors that performed well. The health care industry group also performed well during the period; the Fund was underweight relative to major market indices in health care, but some of its best performing holdings were health care companies, including Omnicare Capital Trust II, a pharmaceutical services company, and HealthSouth Corp., a provider of inpatient rehabilitative healthcare services (0.7% and 0.5%, respectively, of long-term investments at period end). Although international holdings represent approximately 22.2% of the Fund’s portfolio, most of the top performing names were U.S. companies.

Among the best performing holdings were several energy companies, including Apache Corp. (1.4% of long-term investments at period end) and Whiting Petroleum Corporation (not held in the portfolio at period end), both of which are oil and natural gas exploration and development companies; Suncor Energy, Inc. (0.5% of long-term investments at period end), a Canadian oil sands company; and Peabody Energy Corp. (0.7% of long-term investments at period end), a coal company.

Other contributors included common stock of Honeywell International, Inc. (0.8% of long-term investments at period end), a diversified technology and manufacturing company; a convertible bond of Navistar International Corp. (0.5% of long-term investments at period end), which manufactures trucks and engines; a convertible issue of Trinity Industries, Inc. (0.8% of long-term investments at period end), a producer of railcars and other industrial transportation products; common stock and convertible bonds of Textron, Inc. (1.0% of long-term investments at period end), a diversified company with a global network of aircraft, defense, industrial and finance businesses; and common stock of General Electric Company (1.0% of long-term investments at period end), a diversified technology, media and financial services company.

Other contributors included convertible preferred stocks of several financial firms including Citigroup, Inc., KeyCorp, Synovus Financial Corp., Bank of America Corp. and MetLife, Inc. (1.5%, 0.8%, 1.3%, 1.2% and 1.8%, respectively, of long-term investments at period end).

Holdings that detracted from performance included participants in the housing industry such as Hovnanian Enterprises, Inc., a home builder; USG Corp., a manufacturer and distributor of building materials; and MGIC Investment Corp., a large mortgage insurer (0.4%, 0.4% and 0.1%, respectively, of long-term investments at period end). Other laggards were several technology names including Google, Inc. (1.1% of long-term investments at period end), a provider of online search services; Nokia Corporation (not held in the portfolio at period end), which manufactures mobile phones; and technology hardware manufacturer Hewlett-Packard Company (not held in the portfolio at period end).

6. What was the impact of the Fund’s covered call strategy?

The income generated by the covered call strategy added very modestly to the Fund’s return. It was an odd period for a covered call strategy in that there were brief bursts of high market volatility, which is a good environment for writing covered calls, and long stretches of low volatility. For the most part, volatility was not sufficient to provide attractive premiums for writing covered calls. The CBOE Volatility index, a measure of market volatility commonly known as the VIX, fell from 21.2 at the end of October 2010 to 14.8 at end of April 2011.

The Fund intends to write covered call options on at least 50% of the securities held in the portfolio (but not necessarily on 50% of total investments) and these call options will generally be written 10% to 15% out of the money. As of April 30, 2011, options were written against approximately 52% of the positions in the Fund, but in many cases the calls were written against a relatively small proportion of the holding. During this period, the premiums available for writing covered calls were frequently not attractive relative to the sacrifice of participation in the upside potential of the stocks.

The Fund’s covered call overlay serves mainly to help meet distribution goals and, to a lesser extent, to help maintain the Fund’s NAV during market setbacks. Option premiums, dividends, interest and capital appreciation are all part of the total return. Most of the covered call writing centers on the Fund’s U.S. equity and convertible investments, because the U.S. has a

6 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

broad and deep options market, while many international companies that we find attractive lack listed options.

Although the Fund has the ability to write calls on the entire portfolio, covered calls are generally written on no more than 60–65% of the total portfolio. Calls are usually written on just a portion of a position so that if the price of the security rises substantially and the call is exercised, a portion of the position is still maintained. Calls with varying maturities and strike prices are typically tiered so that not all expire at the same time or are exercised at the same price.

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge—to limit losses by obtaining premium income from the sale of calls, while still maintaining some of the upside potential.

7. What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in equities, convertible securities and high yield bonds. A major advantage of this Fund is its ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world. As the equity market rises, as it has in recent months, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall returns during down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

Semiannual Report l April 30, 2011 l 7

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

LCM Additional Risks and Disclosure

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Lower Grade Securities. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.guggenheimfunds.com/lcm for a more detailed discussion about Fund risks and considerations.

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LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Summary | As of April 30, 2011 (unaudited)

Fund Statistics
Share Price	$12.22
Common Share Net Asset Value	$13.05
Premium/Discount to NAV	-6.36%
Net Assets ($000)	$177,559

Total Returns
(Inception 1/31/05)	Market	NAV
Six Months	12.26%	12.43%
One Year	11.57%	13.08%
Three Year - average annual	4.08%	0.97%
Five Year - average annual	3.09%	0.95%
Since Inception - average annual	1.76%	2.63%

% of Long Term
Top Ten Industries	Investments
Banks	9.6%
Diversified Financial Services	6.6%
Telecommunications	6.4%
Insurance	6.2%
Oil & Gas	5.5%
Mining	4.6%
Exchange Traded Fund	4.5%
Internet	4.2%
Pharmaceuticals	3.6%
Computers	3.5%

% of Long Term
Top Ten Issuers	Investments
Citigroup, Inc.	3.8%
MetLife, Inc.	2.3%
General Electric Co.	2.2%
JPMorgan Chase & Co.	2.0%
Alcatel-Lucent (France)	1.9%
Wells Fargo & Co.	1.7%
EMC Corp.	1.6%
Bank of America Corp.	1.6%
Vedanta Resources Jersey II Ltd. (United Kingdom)	1.5%
PPL Corp.	1.5%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Semiannual Report l April 30, 2011 l 9

LCM l Advent/Claymore Enhanced Growth & Income Fund

Portfolio of Investments | April 30, 2011 (unaudited)

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Long-Term Investments – 125.1%
		Convertible Bonds – 47.1%
		Aerospace & Defense – 0.4%
	$500,000	Kaman Corp.(a)(g)	NR	3.25%	11/15/2017	N/A	$ 636,250
		Agriculture – 1.0%
HKD	11,900,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	1,689,035
		Airlines – 0.8%
	$1,007,000	Continental Airlines, Inc. (g)	CCC+	4.50%	01/15/2015	N/A	1,423,646
		Apparel – 1.1%
HKD	13,000,000	Yue Yuen Industrial Holdings Ltd. (Bermuda)(b)	NR	0.00%	11/17/2011	N/A	1,933,866
		Auto Manufacturers – 0.7%
	$800,000	Navistar International Corp. (g)(h)	B	3.00%	10/15/2014	N/A	1,217,000
		Auto Parts & Equipment – 0.6%
	1,000,000	Meritor, Inc.	CCC+	4.00%	02/15/2027	02/15/19 @ 100	998,750
		Biotechnology – 2.1%
	1,900,000	Gilead Sciences, Inc., Series B	A-	0.63%	05/01/2013	N/A	2,204,000
	1,500,000	Illumina, Inc.(a)	NR	0.25%	03/15/2016	N/A	1,546,875
							3,750,875
		Building Materials – 1.4%
	1,400,000	Cemex SAB de CV (Mexico) (g)(h)	NR	4.88%	03/15/2015	N/A	1,403,500
	1,000,000	Cemex SAB de CV (Mexico)(a)(g)	NR	3.25%	03/15/2016	N/A	1,007,500
							2,411,000
		Coal – 2.3%
	2,686,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	2,618,850
	1,200,000	Peabody Energy Corp.(g)	B+	4.75%	12/15/2041	12/20/36 @ 100	1,539,000
							4,157,850
		Computers – 2.1%
	615,000	EMC Corp., Series A (g)(h)	A-	1.75%	12/01/2011	N/A	1,084,706
	356,000	EMC Corp., Series B (g)(h)	A-	1.75%	12/01/2013	N/A	641,690
	700,000	Netapp, Inc.	NR	1.75%	06/01/2013	N/A	1,174,250
	700,000	SanDisk Corp. (g)(h)	BB-	1.50%	08/15/2017	N/A	811,125
							3,711,771
		Diversified Financial Services – 2.5%
GBP	700,000	Aberdeen Asset Management PLC, Series ADN (United Kingdom)	NR	3.50%	12/17/2014	N/A	1,509,079
EUR	700,000	International Power Finance Jersey II Ltd. (United Kingdom)	BB+	3.25%	07/20/2013	N/A	1,109,139
	$1,500,000	Janus Capital Group, Inc.(g)	BBB-	3.25%	07/15/2014	N/A	1,801,875
							4,420,093
		Electrical Components & Equipment – 0.6%
JPY	80,000,000	Nidec Corp. (Japan)(b)	NR	0.00%	09/18/2015	N/A	1,022,677

		Electronics – 1.2%
	$2,200,000	AU Optronics Corp. (Taiwan)(b)	NR	0.00%	10/13/2015	N/A	2,175,250

		Engineering & Construction – 1.6%
	870,000	Jaiprakash Associates Ltd. (India)(b)(h)	NR	0.00%	09/12/2012	N/A	1,149,705
	1,400,000	Larsen & Toubro Ltd. (India)	NR	3.50%	10/22/2014	N/A	1,643,250
							2,792,955

See notes to financial statements.

10 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Environmental Control – 0.7%
CNY	7,500,000	Sound Global Ltd. (Singapore)	NR	6.00%	09/15/2015	N/A	$ 1,314,320
		Forest Products & Paper – 0.6%
	$820,000	Sino-Forest Corp. (Canada)(a)	BB	4.25%	12/15/2016	N/A	1,124,425
		Holding Companies-Diversified – 1.0%
EUR	900,000	Industrivarden AB, Series INDU (Sweden)	A	2.50%	02/27/2015	N/A	1,750,233
		Home Builders – 0.6%
	$1,000,000	Lennar Corp.(a)(g)	B+	2.75%	12/15/2020	12/20/15 @ 100	1,105,000
		Insurance – 1.2%
	500,000	American Equity Investment Life Holding Co.(a)	NR	3.50%	09/15/2015	N/A	596,875
	1,525,000	MGIC Investment Corp.(g)	CCC+	5.00%	05/01/2017	N/A	1,616,500
							2,213,375
		Internet – 2.7%
	1,000,000	Digital River, Inc.(a)(g)	NR	2.00%	11/01/2030	11/01/15 @ 100	988,750
	1,500,000	Equinix, Inc. (g)(h)	B-	3.00%	10/15/2014	N/A	1,691,250
	2,019,000	WebMD Health Corp.(a)	NR	2.50%	01/31/2018	N/A	2,145,188
							4,825,188
		Iron & Steel – 0.8%
	1,000,000	ArcelorMittal (Luxembourg)(g)	BBB-	5.00%	05/15/2014	N/A	1,461,250

		Lodging – 0.7%
	602,000	Home Inns & Hotels Management, Inc. (Cayman Islands)(a)	NR	2.00%	12/15/2015	N/A	652,417
	511,000	MGM Resorts International(g)	CCC+	4.25%	04/15/2015	N/A	532,079
							1,184,496
		Media – 0.9%
	1,050,000	XM Satellite Radio, Inc.(a)(g)	BB-	7.00%	12/01/2014	N/A	1,530,375
		Mining – 4.0%
	2,000,000	Newmont Mining Corp., Series A(g)(h)	BBB+	1.25%	07/15/2014	N/A	2,752,500
	1,000,000	Paladin Energy Ltd., Series PALA (Australia)	NR	5.00%	03/11/2013	N/A	990,000
	3,200,000	Vedanta Resources Jersey II Ltd. (United Kingdom)	BB	4.00%	03/30/2017	N/A	3,422,400
							7,164,900
		Miscellaneous Manufacturing – 1.7%
	700,000	Textron, Inc., Series TXT (g)(h)	BBB-	4.50%	05/01/2013	N/A	1,434,125
	1,525,000	Trinity Industries, Inc. (g)(h)	BB-	3.88%	06/01/2036	06/01/18 @ 100	1,667,969
							3,102,094
		Oil & Gas – 3.8%
	1,000,000	Chesapeake Energy Corp. (g)	BB+	2.75%	11/15/2035	11/15/15 @ 100	1,165,000
	1,600,000	Lukoil International Finance BV (Russia)	BBB-	2.63%	06/16/2015	N/A	1,912,000
	800,000	Petrominerales Ltd., Series PMG (Canada)	NR	2.63%	08/25/2016	N/A	1,054,000
	1,200,000	Petroplus Finance Ltd. (Bermuda)	B	4.00%	10/16/2015	N/A	1,121,400
	977,000	SM Energy Co.	NR	3.50%	04/01/2027	04/06/12 @ 100	1,411,765
							6,664,165
		Pharmaceuticals – 0.7%
	1,000,000	Cephalon, Inc. (h)	NR	2.50%	05/01/2014	N/A	1,210,000

See notes to financial statements.

Semiannual Report l April 30, 2011 l 11

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Real Estate Investment Trusts – 1.9%
	$750,000	Annaly Capital Management, Inc.(g)	NR	4.00%	02/15/2015	N/A	$ 872,813
	1,000,000	Host Hotels & Resorts, LP(a)(g)(h)	BB+	3.25%	04/15/2024	06/03/11 @ 100	1,183,750
	1,406,000	NorthStar Realty Finance(a)	NR	7.50%	03/15/2031	03/15/16 @ 100	1,404,242
							3,460,805
		Retail – 2.2%
HKD	15,000,000	Hengdeli Holdings Ltd. (Cayman Islands)	NR	2.50%	10/20/2015	N/A	2,355,940
	$1,250,000	Sonic Automotive, Inc. (g)(h)	B-	5.00%	10/01/2029	10/01/14 @ 100	1,628,125
							3,984,065
		Semiconductors – 2.0%
	750,000	Intel Corp. (g)(h)	A-	3.25%	08/01/2039	N/A	954,375
	750,000	Micron Technology, Inc.	B+	1.88%	06/01/2014	N/A	808,125
	1,400,000	ON Semiconductor Corp. (g)(h)	BB	2.63%	12/15/2026	12/20/13 @ 100	1,718,500
							3,481,000
		Telecommunications – 2.8%
	1,500,000	Arris Group, Inc.	NR	2.00%	11/15/2026	11/15/13 @ 100	1,580,625
GBP	1,100,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	1,841,627
	$1,500,000	JDS Uniphase Corp.	NR	1.00%	05/15/2026	05/20/13 @ 100	1,635,000
							5,057,252
		Trucking & Leasing – 0.4%
	720,000	Greenbrier Cos., Inc.(a)(g)	NR	3.50%	04/01/2018	N/A	739,800
		Total Convertible Bonds – 47.1%
		(Cost $76,294,612)					83,713,761
		Corporate Bonds – 20.0%
		Beverages – 0.6%
	1,000,000	Constellation Brands, Inc. (h)	BB	7.25%	09/01/2016	N/A	1,090,000
		Chemicals – 1.3%
	2,042,000	Lyondell Chemical Co.	BB-	11.00%	05/01/2018	05/01/13 @ 100	2,307,460
		Diversified Financial Services – 2.8%
	1,350,000	Capital One Capital V (h)	BB	10.25%	08/15/2039	N/A	1,458,000
	2,000,000	Ford Motor Credit Co., LLC (h)	BB-	12.00%	05/15/2015	N/A	2,552,366
	1,000,000	Textron Financial Corp.(a) (c)	B	6.00%	02/15/2067	02/15/17 @ 100	860,000
							4,870,366
		Electronics – 0.4%
	673,000	Sanmina-SCI Corp.	B-	8.13%	03/01/2016	03/01/12 @ 103	701,603
		Health Care-Products – 0.9%
	1,500,000	Biomet, Inc. (h)	B-	10.00%	10/15/2017	10/15/12 @ 105	1,657,500

		Health Care-Services – 1.8%
	2,500,000	Apria Healthcare Group, Inc. (h)	BB+	11.25%	11/01/2014	11/01/11 @ 106	2,693,750
	500,000	HCA, Inc.	BB-	9.25%	11/15/2016	11/15/11 @ 105	536,250
							3,230,000
		Insurance – 1.9%
	1,000,000	AXA SA (France)(a) (c) (d)	BBB	6.38%	12/29/2049	12/14/36 @ 100	921,250
	1,000,000	Liberty Mutual Group, Inc.(a) (c)	BB	10.75%	06/15/2058	06/15/38 @ 100	1,360,000
	800,000	MetLife, Inc. (h)	BBB	10.75%	08/01/2039	08/01/34 @ 100	1,128,000
							3,409,250

See notes to financial statements.

12 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Principal			Rating			Optional Call
Amount		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Internet – 0.6%
	$1,000,000	UPC Holding BV (Netherlands)(a)(h)	B-	9.88%	04/15/2018	04/15/14 @ 105	$ 1,112,500
		Machinery-Diversified – 1.5%
	2,500,000	Case New Holland, Inc. (h)	BB+	7.75%	09/01/2013	N/A	2,721,875
		Media – 1.9%
	3,000,000	Clear Channel Worldwide Holdings, Inc., Series B (h)	B	9.25%	12/15/2017	12/15/12 @ 107	3,337,500
		Oil & Gas – 0.7%
	1,200,000	Alta Mesa Holdings/Alta Mesa Finance Service Corp.(a)(h)	B	9.63%	10/15/2018	10/15/14 @ 105	1,230,000
		Pharmaceuticals – 1.1%
	1,665,000	Axcan Intermediate Holdings, Inc. (h)	B	12.75%	03/01/2016	03/01/12 @ 106	1,843,987
		Retail – 1.5%
	2,450,000	Toys “R” US Property Co. II, LLC (h)	B+	8.50%	12/01/2017	12/01/13 @ 104	2,633,750
		Semiconductors – 0.3%
	500,000	Memc Electronics Materia(a)	BB	7.75%	04/01/2019	04/01/14 @ 106	519,375
		Telecommunications – 2.7%
EUR	2,700,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	4,256,078
	$500,000	NII Capital Corp.	B+	10.00%	08/15/2016	08/15/13 @ 105	573,750
							4,829,828
		Total Corporate Bonds – 20.0%
		(Cost $31,972,921)					35,494,994

Number
of Shares		Description					Value
		Convertible Preferred Stocks – 27.4%
		Auto Manufacturers – 1.5%
	54,381	General Motors Co., Series B(g)(h)	B-	4.75%	12/01/2013	N/A	2,708,718
		Auto Parts & Equipment – 0.7%
	19,998	Goodyear Tire & Rubber Co.(g)	NR	5.88%	04/01/2014	N/A	1,195,481
		Banks – 9.6%
	2,650	Bank of America Corp., Series L(d)(g)(h)	BB+	7.25%	–	N/A	2,766,600
	26,070	Citigroup, Inc. (g)(h)	NR	7.50%	12/15/2012	N/A	3,390,143
	15,626	KeyCorp, Series A(d)(g)(h)	BB	7.75%	–	N/A	1,768,707
	117,950	Synovus Financial Corp., Series tMED	NR	8.25%	05/15/2013	N/A	2,794,235
	88,824	UBS AG (Stillwater Mining Co.) (Switzerland)(f)(g)	NR	9.38%	06/15/2012	N/A	2,522,602
	3,565	Wells Fargo & Co., Series L(d)(g)(h)	A-	7.50%	–	N/A	3,848,346
							17,090,633
		Diversified Financial Services – 0.3%
	40,000	Swift 2010 Mandatory Common Exchange Security Trust(a)	NR	6.00%	12/31/2013	N/A	550,100
		Electric – 1.9%
	41,179	PPL Corp. (g)(h)	NR	9.50%	07/01/2013	N/A	2,334,026
	19,000	PPL Corp.(g)	NR	8.75%	05/01/2014	N/A	1,020,300
							3,354,326
		Hand & Machine Tools – 1.3%
	19,253	Stanley Black & Decker, Inc. (h)	BBB+	4.75%	11/17/2015	N/A	2,270,891
		Health Care-Services – 0.6%
	1,000	Healthsouth Corp., Series A(d)(g)(h)	CCC+	6.50%	–	N/A	1,097,750

See notes to financial statements.

Semiannual Report l April 30, 2011 l 13

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Number			Rating			Optional Call
of Shares		Description	(S&P)*	Coupon	Maturity	Provisions**	Value
		Home Builders – 0.5%
	47,650	Hovnanian Enterprises, Inc.	NR	7.25%	02/15/2014	N/A	$ 940,611
		Insurance – 4.5%
	99,524	Hartford Financial Services Group, Inc., Series F (g)(h)	BB+	7.25%	04/01/2013	N/A	2,677,195
	45,050	MetLife, Inc.(e)(h)	BBB-	5.00%	09/11/2013	N/A	3,943,677
	38,775	XL Group PLC (Ireland)(g)(h)	BBB-	10.75%	08/15/2011	N/A	1,275,310
							7,896,182
		Leisure Time – 0.6%
	8,792	Callaway Golf Co., Series B(d)(h)	NR	7.50%	–	06/20/12 @ 100	1,044,050
		Mining – 1.2%
	19,999	AngloGold Ashanti Holdings Finance PLC (South Africa)(g)	NR	6.00%	09/15/2013	N/A	1,127,943
	7,890	Molycorp, Inc., Series A(g)	NR	5.50%	03/01/2014	N/A	1,066,886
							2,194,829
		Oil & Gas – 1.8%
	45,589	Apache Corp., Series D (g)(h)	NR	6.00%	08/01/2013	N/A	3,208,554
		Pharmaceuticals – 0.9%
	34,300	Omnicare Capital Trust II, Series B(g)(h)	B	4.00%	06/15/2033	06/13/11 @ 50	1,653,260
		Real Estate – 0.5%
	14,996	Forest City Enterprises, Inc., Series A(d)(g)(h)	CCC+	7.00%	–	03/09/13 @ 50	899,760
		Real Estate Investment Trusts – 0.8%
	50,000	Alexandria Real Estate Equities, Inc., Series D(d)(g)	NR	7.00%	–	N/A	1,332,500
		Telecommunications – 0.7%
	1,285	Lucent Technologies Capital Trust I (h)	CCC	7.75%	03/15/2017	03/20/12 @ 1000	1,272,150
		Total Convertible Preferred Stocks – 27.4%
		(Cost $41,670,491)					48,709,795
		Common Stocks – 18.6%
		Banks – 1.5%
	180,000	Citigroup, Inc.(e)(g)					826,200
	20,000	Sumitomo Mitsui Financial Group, Inc. (Japan)					614,987
	50,074	Zions Bancorporation (g)(h)					1,224,309
							2,665,496
		Biotechnology – 0.7%
	23,000	Life Technologies Corp.(e)(g)(h)					1,269,600
		Building Materials – 0.5%
	55,612	USG Corp.(e)(h)					857,537
		Coal – 0.9%
	27,200	Alpha Natural Resources, Inc.(e)(g)(h)					1,582,224
		Computers – 2.3%
	6,200	Apple, Inc.(e)(g)(h)					2,159,026
	66,100	EMC Corp.(e)(g)(h)					1,873,274
							4,032,300
		Health Care-Services – 0.6%
	165,000	Tenet Healthcare Corp.(e)					1,143,450
		Household Products & Housewares – 0.5%
	28,575	Spectrum Brands Holdings, Inc.(e)					928,687

See notes to financial statements.

14 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Insurance – 0.2%
35,300	MGIC Investment Corp.(e)(g)(h)	$ 305,698
	Internet – 1.9%
28,000	Blue Coat Systems, Inc.(e)	806,400
1,000	Equinix, Inc.(e)(g)	100,660
4,500	Google, Inc.(e)(g)(h)	2,448,450
		3,355,510
	Iron & Steel – 0.0%
2,700	ArcelorMittal (Luxembourg)(g)(h)	100,089

	Lodging – 0.0%
1,000	MGM Resorts International(e)(g)	12,660
	Mining – 0.5%
500	Molycorp, Inc.(e)(g)	36,650
2,500	Newmont Mining Corp.(g)	146,525
25,000	Xstrata PLC (United Kingdom)	634,447
		817,622
	Miscellaneous Manufacturing – 2.4%
104,500	General Electric Co.(g)(h)	2,137,025
29,100	Honeywell International, Inc.(g)(h)	1,781,793
14,000	Textron, Inc.(g)(h)	365,400
		4,284,218
	Oil & Gas – 0.7%
26,000	Suncor Energy, Inc. (Canada) (g)(h)	1,197,040
	Pharmaceuticals – 1.9%
22,000	Allergan, Inc.(g)(h)	1,750,320
30,000	Mylan, Inc.(e)(g)(h)	747,600
18,200	Teva Pharmaceutical Industries Ltd., ADR (Israel)(g)(h)	832,286
		3,330,206
	Real Estate – 0.0%
2,000	Forest City Enterprises, Inc., Class A(e)(g)	38,420
	Real Estate Investment Trusts – 0.2%
20,000	Annaly Capital Management, Inc. (g)	356,800
	Semiconductors – 1.2%
103,000	Advanced Micro Devices, Inc.(e)(g)(h)	937,300
10,000	Intel Corp. (g)(h)	231,900
91,000	Micron Technology, Inc.(e)(h)	1,027,390
2,000	ON Semiconductor Corp.(e)(g)	21,020
		2,217,610
	Software – 0.8%
52,000	Microsoft Corp. (g)(h)	1,353,040
	Telecommunications – 1.8%
1,350,000	Cable & Wireless Worldwide PLC (United Kingdom)	1,082,859
21,500	QUALCOMM, Inc. (g)(h)	1,222,060
21,900	Verizon Communications, Inc. (g)(h)	827,382
		3,132,301
	Total Common Stocks – 18.6%
	(Cost $29,361,733)	32,980,508

See notes to financial statements.

Semiannual Report l April 30, 2011 l 15

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Number			Rating
of Shares		Description	(S&P)*	Coupon	Maturity	Value
		Preferred Stocks – 4.2%
		Diversified Financial Services – 3.6%
	75,000	Citigroup Capital XII (c )(h)	BB+	8.50%	03/30/2040	$ 1,983,750
	80,976	Citigroup Capital XIII(c)	BB+	7.88%	10/30/2040	2,247,894
	80,000	JPMorgan Chase Capital XXIX (h)	BBB+	6.70%	04/02/2040	2,088,000
						6,319,644
		Lodging – 0.6%
	10,300	Las Vegas Sands Corp., Series A	NR	10.00%	–	1,152,956
		Total Preferred Stocks – 4.2%
		(Cost $7,154,202)				7,472,600
		Exchange Traded Funds – 5.7%
	42,100	Industrial Select Sector SPDR Fund(g)(h)				$1,629,270
	33,000	iShares Russell 1000 Value Index Fund (g)(h)				2,324,850
	26,000	iShares Russell 2000 Index Fund(g)(h)				2,245,620
	22,000	SPDR S&P 500 ETF Trust(g)(h)				3,003,880
	45,000	SPDR S&P Homebuilders ETF (g)(h)				857,250
		(Cost $9,083,804)				10,060,870
		Warrants – 2.1%
	333,789	Bank of America Corp.(e)(g)				$727,660
	87,500	Ford Motor Co.(e)(g)				583,625
	142,859	JPMorgan Chase & Co.(e)(g)(h)				2,371,459
		(Cost $3,271,281)				3,682,744
		Total Long-Term Investments – 125.1%
		(Cost $198,809,044)				222,115,272
		Total Investments – 125.1%
		(Cost $198,809,044)				222,115,272
		Other Assets in excess of Liabilities – 3.1%				5,531,664
		Total value of Options Written – (0.1%) (Premiums received $86,277)				(88,094)
		Borrowings – (28.1% of Net Assets or 22.5% of Total Investments)				(50,000,000)
		Net Assets – 100.0%				$ 177,558,842

AB – Stock Company
ADR – American Depositary Receipt
AG – Stock Corporation
BV – Limited Liability Company
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Available
PLC – Public Limited Company
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.

16 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011 these securities amounted to $21,214,672, which represents 11.9% of net assets.

(b)	Zero coupon bond.

(c)	Floating or variable rate coupon. The rate shown is as of April 30, 2011.

(d)	Perpetual maturity.

(e)	Non-income producing security.

(f)	Security is exchangeable into security of another entity that is different than the issuer. The entity is listed in a parenthetical.

(g)	All or a portion of this security position represents cover for outstanding options written.

(h)
All or a portion of this security has been physically segregated in connection with the line of credit, forward exchange currency contracts, and futures. As of April 30, 2011, the total amount segregated was $104,630,035.

See notes to financial statements.

Semiannual Report l April 30, 2011 l 17

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments (unaudited) continued

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written(a)	Month	Price	Value
(100)	Advanced Micro Devices, Inc.	May 2011	$ 10.00	$ (500)
(10)	Alexandria Real Estate Equities, Inc.	May 2011	80.00	(3,300)
(10)	Allergan, Inc.	May 2011	82.50	(575)
(50)	Alpha Natural Resources, Inc.	May 2011	65.00	(1,450)
(10)	AngloGold Ashanti Holdings PLC	May 2011	50.00	(1,950)
(50)	Annaly Capital Management, Inc.	May 2011	18.00	(450)
(10)	Apache Corp.	June 2011	135.00	(4,000)
(10)	Apple, Inc.	May 2011	365.00	(2,200)
(27)	Arcelormittal	June 2011	39.00	(2,065)
(10)	Bank of America Corp.	June 2011	15.00	(30)
(10)	Cemex SAB de CV	May 2011	9.62	(104)
(10)	Chesapeake Energy Corp.	June 2011	36.00	(710)
(100)	Citigroup, Inc.	May 2011	5.00	(100)
(10)	Continental Airlines, Inc.	June 2011	25.00	(690)
(15)	Digital River, Inc.	May 2011	40.00	(30)
(50)	EMC Corp.	May 2011	29.00	(2,000)
(10)	Equinix, Inc.	June 2011	100.00	(4,200)
(15)	Ford Motor Co.	May 2011	18.00	(15)
(20)	Forest City Enterprises, Inc.	May 2011	20.00	(450)
(100)	General Electric Co.	May 2011	22.00	(400)
(15)	General Motors Co.	June 2011	35.00	(750)
(15)	Goodyear Tire & Rubber Co.	May 2011	17.00	(2,175)
(10)	Google, Inc.	May 2011	620.00	(250)
(15)	Greenbrier Cos., Inc.	June 2011	30.00	(900)
(10)	Hartford Financial Services Group, Inc.	June 2011	30.00	(790)
(10)	Healthsouth Corp.	May 2011	25.00	(900)
(50)	Honeywell International, Inc.	May 2011	62.50	(2,500)
(10)	Host Hotels & Resorts, LP	May 2011	19.00	(100)
(50)	Industrial Select Sector SPDR Fund	May 2011	40.00	(700)
(50)	Intel Corp.	June 2011	23.00	(3,350)
(50)	iShares Russell 1000 Value Index Fund	June 2011	72.00	(2,875)
(50)	iShares Russell 2000 Index Fund	June 2011	88.00	(8,750)
(10)	Janus Capital Group, Inc.	June 2011	15.00	(50)
(10)	JPMorgan Chase & Co.	May 2011	48.00	(130)
(10)	Kaman Corp.	May 2011	35.00	(2,675)
(10)	KeyCorp	June 2011	10.00	(50)
(10)	Lennar Corp.	June 2011	21.00	(210)
(30)	Life Technologies Corp.	June 2011	60.00	(1,050)
(100)	MGIC Investment Corp.	May 2011	10.00	(200)
(10)	MGM Resorts International	May 2011	15.00	(60)
(100)	Microsoft Corp.	May 2011	27.00	(1,100)
(10)	Molycorp, Inc.	June 2011	60.00	(15,400)
(25)	Mylan, Inc.	June 2011	28.00	(350)
(10)	Navistar International Corp.	May 2011	70.00	(1,400)
(25)	Newmont Mining Corp.	June 2011	62.50	(2,600)
(20)	Omnicare Capital Trust II	June 2011	35.00	(400)

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written(a)	Month	Price	Value
(20)	On Semiconductor Corp.	May 2011	$ 11.00	$ (400)
(20)	Peabody Energy Corp.	June 2011	75.00	(1,140)
(15)	PPL Corp.	June 2011	28.00	(450)
(50)	Qualcomm, Inc.	June 2011	62.50	(1,450)
(10)	SanDisk Corp.	May 2011	50.00	(1,210)
(10)	Sonic Automotive, Inc.	June 2011	15.00	(525)
(25)	SPDR S&P 500 ETF Trust	May 2011	138.00	(2,425)
(50)	SPDR S&P Homebuilders ETF	May 2011	20.00	(250)
(50)	Suncor Energy, Inc.	May 2011	50.00	(800)
(50)	Teva Pharmaceutical Industries Ltd.	May 2011	55.00	(125)
(25)	Textron, Inc.	June 2011	29.00	(500)
(15)	Trinity Industries, Inc.	June 2011	40.00	(675)
(15)	UBS AG (Stillwater Mining Co.)	May 2011	26.00	(225)
(50)	Verizon Communications, Inc.	June 2011	39.00	(1,850)
(10)	Wells Fargo & Co.	May 2011	35.00	(30)
(10)	XL Group PLC	June 2011	27.00	(250)
(25)	XM Satellite Radio, Inc.	June 2011	2.00	(275)
(20)	Zions Bancorporation	June 2011	26.00	(580)

	Total Value of Call Options Written
	(Premiums received $(86,277))			$ (88,094)

(a) Non-income producing security.

See notes to financial statements.

18 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Assets and Liabilities | April 30, 2011 (unaudited)

Assets
Investments, at value (cost $198,809,044)	$ 222,115,272
Cash & Cash Equivalents	3,618,719
Restricted Cash	1,468,289
Receivable for securities sold	2,669,156
Dividends and interest receivable	1,659,962
Tax Reclaims receivable	47,109
Other assets	40,411
Total assets	231,618,918
Liabilities
Borrowings	50,000,000
Payable for securities purchased	2,860,686
Unrealized depreciation on forward exchange currency contracts	751,680
Investment Management fee payable	94,291
Investment Advisory fee payable	90,593
Options written, at value (premiums received of $86,277)	88,094
Interest due on borrowings	6,251
Administrative fee payable	4,855
Due to broker - variation margin on open futures contracts	4,687
Accrued expenses and other liabilities	158,939
Total liabilities	54,060,076
Net Assets	$ 177,558,842
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized, 13,603,025 shares issued and outstanding	$ 13,603
Additional paid-in capital	236,440,633
Accumulated net realized loss on investments, options, swaps, futures and foreign currency transactions	(77,599,436)
Accumulated net unrealized appreciation on investments, options, swaps, futures contracts and foreign currency translation	22,553,838
Distributions in excess of net investment income	(3,849,796)
Net Assets	$ 177,558,842
Net Asset Value
(based on 13,603,025 common shares outstanding)	$ 13.05

See notes to financial statements.

Semiannual Report l April 30, 2011 l 19

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Operations | For the six months ended April 30, 2011 (unaudited)

Investment Income
Interest	$ 2,692,689
Dividends (net of foreign withholding taxes of $1,580)	1,938,027
Total income		$ 4,630,716
Expenses
Investment Management fee	560,350
Investment Advisory fee	538,376
Professional fees	86,389
Trustees’ fees and expenses	74,554
Fund accounting	37,786
Printing expense	33,629
Custodian fee	31,878
Administration fee	29,413
Insurance	14,522
Miscellaneous	13,583
NYSE listing fee	10,498
Transfer agent fee	9,408
Interest Expense	314,000
Total expenses		1,754,386
Net investment income		2,876,330
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		9,901,420
Options		107,795
Swaps		(10,743)
Foreign currency transactions		(533,009)
Change in net unrealized appreciation (depreciation) on:
Investments		8,062,090
Options		14,744
Swaps		4,574
Futures contracts		(27,093)
Foreign currency translation		(339,054)
Net realized and unrealized gain on investments, options, swaps, futures contracts and foreign currency transactions		17,180,724
Net Increase in Net Assets Resulting from Operations		$ 20,057,054

See notes to financial statements.

20 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Changes in Net Assets |
	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(unaudited)	October 31, 2010
Change in Net Assets from Operations
Net investment income	$ 2,876,330	$ 5,510,772
Net realized gain (loss) on investments, options, swaps, and foreign currency transactions	9,465,463	11,553,006
Net change in unrealized appreciation (depreciation) on investments, options, swaps,
futures contracts and foreign currency translation	7,715,261	2,615,434
Net increase in net assets resulting from operations	20,057,054	19,679,212
Distributions to Common Shareholders from
Net investment income	(7,182,397)	(14,364,794)
Total increase in net assets	12,874,657	5,314,418
Net Assets
Beginning of year	164,684,185	159,369,767
End of year (including distributions in excess of net investment income and accumulated
undistributed net investment income of $(3,849,796) and $456,271, respectively)	$ 177,558,842	$ 164,684,185

See notes to financial statements.

Semiannual Report l April 30, 2011 l 21

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Cash Flows | For the six months ended April 30, 2011 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 20,057,054
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(8,062,090)
Net change in unrealized appreciation on options	(14,744)
Net change in unrealized appreciation on swaps	(4,574)
Net change in unrealized depreciation on futures contracts	27,093
Net change in unrealized depreciation on foreign currency transactions	339,054
Net realized gain on investments	(9,901,420)
Net realized gain on options	(107,795)
Net realized loss on swaps	10,743
Net realized loss on foreign currency transactions	533,009
Purchase of long-term investments	(121,975,723)
Proceeds from sale of long-term investments	121,363,448
Cost of written options assigned and closed	(158,656)
Net Amortization of premium	(365,205)
Decrease in receivable for securities sold	399,503
Decrease in dividends and interest receivable	41,796
Decrease in foreign currency	21,264
Decrease in tax reclaims receivable	14,188
Increase in other assets	(19,406)
Increase in payable for investments purchased	265,255
Decrease in interest due on borrowings	(1,789)
Premiums received on call options written	399,631
Increase in investment management fee payable	1,951
Decrease in investment advisory fee payable	(624)
Increase in administrative fee payable	36
Increase in due to broker - variation margin on open futures contracts	4,687
Decrease in accrued expenses and other liabilities	(23,166)
Net Cash Provided by Operating and Investing Activities	2,843,520
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(7,182,397)
Net Cash Used in Financing Activities	(7,182,397)
Net decrease in cash	(4,338,877)
Cash at Beginning of Period	7,957,596
Cash at End of Period	$ 3,618,719
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 307,749

See notes to financial statements.

22 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Financial Highlights |
	For the
	Six months Ended		For the		For the	For the	For the	For the
Per share operating performance	April 30, 2011		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
for a common share outstanding throughout the period	(unaudited)		October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value, beginning of period	$12.11		$11.72		$10.91	$20.09	$19.41	$18.51
Income from investment operations
Net investment income (a)	0.21		0.40		0.39	0.47	0.44	0.58
Net realized and unrealized gain (loss)
on investments, options, swaps, futures contracts and foreign currency transactions	1.26		1.05		1.56	(8.05)	1.84	1.92
Total from investment operations	1.47		1.45		1.95	(7.58)	2.28	2.50
Distributions to Common Shareholders
Net investment income	(0.53)		(1.06)		(0.67)	(0.90)	(1.60)	(1.60)
Return of capital	–		–		(0.47)	(0.70)	–	–
Total distributions to Common Shareholders	(0.53)		(1.06)		(1.14)	(1.60)	(1.60)	(1.60)
Net asset value, end of period	$13.05		$12.11		$11.72	$10.91	$20.09	$19.41
Market value, end of period	$12.22		$11.38		$10.48	$8.97	$17.46	$18.78
Total investment return (b)
Net asset value	12.43%		13.14%		19.74%	-40.37%	12.24%	14.11%
Market value	12.26%		19.37%		34.17%	-42.88%	1.08%	22.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$177,559		$168,684		$159,370	$148,383	$273,288	$263,648
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.69	%(d)	1.71%		1.42%	1.34%	1.26%	1.29%
Interest Expense (c)	0.37	%(d)	0.39	%(d)	N/A	N/A	N/A	N/A
Total Expenses	2.06	%(d)	2.10%		N/A	N/A	N/A	N/A
Net investment income, including interest expense	3.39	%(d)	3.43%		3.68%	2.91%	2.21%	3.09%
Portfolio turnover rate (f)	57%		127%		236%	192%	181%	415%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000		N/A	N/A	N/A	N/A
Asset Coverage per $1000 of indebtedness (e)	$4,551		$4,293		N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.
(d)	The ratio is annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Portfolio turnover is not annualized for periods of less than one year.
N/A	Not Applicable.

See notes to financial statements.

Semiannual Report l April 30, 2011 l 23

LCM l Advent/Claymore Enhanced Growth & Income Fund

Notes to Financial Statements | April 30, 2011 (unaudited)

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and non-convertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at April 30, 2011.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009,

24 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the six months ended April 30, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2011:

	Quoted Prices in		Significant
Active Markets for		Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$ –	$ 83,714	$ –	$ 83,714
Convertible Preferred Stocks:
Auto Manufacturers	2,709	–	–	2,709
Auto Parts & Equipment	1,195	–	–	1,195
Banks	14,568	2,523	–	17,091
Diversified Financial Services	–	550	–	550
Electric	3,354	–	–	3,354
Hand & Machine Tools	2,271	–	–	2,271
Health Care-Services	–	1,098	–	1,098
Home Builders	941	–	–	941
Insurance	7,896	–	–	7,896
Leisure Time	–	1,044	–	1,044
Mining	2,195	–	–	2,195
Oil & Gas	3,208	–	–	3,208
Pharmaceuticals	1,653	–	–	1,653
Real Estate	–	900	–	900
Real Estate Investment Trusts	–	1,332	–	1,332
Telecommunications	–	1,272	–	1,272
Common Stocks	32,980	–	–	32,980
Corporate Bonds	–	35,495	–	35,495
Exchange Traded Funds	10,061	–	–	10,061
Preferred Stock:
Diversified Financial Services	6,320	–	–	6,320
Lodging	–	1,153	–	1,153
Warrants	3,683	–	–	3,683
Total	$ 93,034	$ 129,081	$ –	$ 222,115
Liabilities:
Options Written	$ 88	$ –	$ –	$ 88
Foreign Exchange Currency Contracts	–	752	–	752
Futures Contracts	27	–	–	27
Total	$ 115	$ 752	$ –	$ 867

There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

Semiannual Report l April 30, 2011 l 25

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(f) Covered Call Options
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(g) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations. There were no open swap agreements at April 30, 2011.

26 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

(h) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(i) Concentration of Risk
It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(j) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in January 2012.

(k) Futures Contracts
The Fund entered into futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (the “Adviser”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Guggenheim Funds Investment Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Semiannual Report l April 30, 2011 l 27

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2011, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation on
for Tax	Unrealized	Unrealized	Appreciation	Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$198,914,259	$24,494,758	$(1,293,745)	$23,201,013	$(752,390)

As of October 31, 2010, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$0	$(86,632,707)

At October 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $86,632,707 available to offset possible future capital gains. Of the capital loss carryforward $34,213,987 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017.

For the years ended October 31, 2010 and October 31, 2009, the tax character of distributions paid of $14,364,794 and $9,090,807 was ordinary income, $0 and $6,443,848 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2011, purchases and sales of investments, excluding options and short-term securities, were $121,975,723 and $121,363,448, respectively.

Note 6 – Derivatives:

(a) Covered Call Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2011.

28 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,692	$ 77,047
Options written during the year	8,840	399,631
Options expired during the year	(3,653)	(136,849)
Options closed during the year	(1,568)	(64,091)
Options assigned during the year	(3,499)	(189,461)
Options outstanding, end of year	1,812	$ 86,277

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

There were no swap agreements outstanding as of April 30, 2011.

(c) Forward Exchange Currency Contracts

Aforward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2011, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/2011	(Depreciation)
EUR	329,735
for USD	487,579	The Bank of New York Mellon	5/02/2011	$ 487,579	$ 489,194	$ (1,615)
EUR	4,800,000
for USD	6,590,736	The Bank of New York Mellon	6/16/2011	6,590,736	7,111,804	(521,068)
JPY	200,000,000
for USD	2,447,531	The Bank of New York Mellon	6/16/2011	2,447,531	2,465,412	(17,881)
GBP	3,400,000
for USD	5,456,320	The Bank of New York Mellon	6/16/2011	5,456,320	5,667,436	(211,116)
Total unrealized depreciation on forward exchange currency contracts						$ (751,680)

(d) Futures Contracts
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker an amount of cash or securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is

Semiannual Report l April 30, 2011 l 29

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued recorded as a receivable or payable on the Statements of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At April 30, 2011, the following forward exchange currency contracts were outstanding:

	Number of Contracts	Notional Value	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Note	40	$118,469	June-11	$ 4,711,657	$ 4,738,750	$(27,093)

(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2011:

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:

(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments in securities (options purchased)	$–	Options written, at value	$88
Foreign Exchange Risk	Unrealized appreciation on currency contracts	–	Unrealized depreciation on currency contracts	752
Futures Contracts1	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	27
Total		$–		$867

1 Includes cumulative depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2011:

	Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
		Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted			Foreign Currency
for as hedging instruments	Options	Swaps	Transactions	Total
Equity risk	$108	$ –	$ –	$ 108
Credit Risk	–	(11)	–	(11)
Forward exchange risk	–	–	(533)	(533)
Total	$108	$(11)	$(533)	$(436)

Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not accounted			Foreign Currency	Futures
for as hedging instruments	Options	Swaps	Translation	Contracts	Total
Equity risk	$15	$–	$ –	$ –	$ 15
Credit risk	–	5	–	–	5
Forward exchange risk	–	–	(339)	–	(339)
Interest Rate Contracts Risk	–	–	–	(27)	(27)
Total	$15	$5	$(339)	$(27)	$(346)

Derivative Notional amounts and values as of April 30, 2011 are indicative of the volume of the Fund’s derivatives activities over the reporting period, except for swaps and futures.

30 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements (unaudited) continued

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 1,531,315
Average Settlement Value Sold	$ 1,872,605
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	$ 14,982,166

Futures Contracts:
The 40 U.S. Treasury Note futures contracts were the only future contracts entered into by the Fund during the six months ended April 30, 2011.

Swaps:
The Fund decreased the volume of activity in swaps during the six months ended April 30, 2011 with an average notional balance of approximately $74,448. As of April 30, 2011, there were no swap agreements outstanding.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2011 or the year ended October 31, 2010.

Note 8 – Borrowings:
On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in “Interest Expense” on the Statement of Operations. As of April 30, 2011, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the six-months ended April 30, 2011 was $50,000,000 with a related average interest rate of 1.25%. The maximum amount outstanding during the period was $50,000,000.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
On May 1, 2011, the Board of Trustees declared a quarterly dividend of $0.264 per common share. This dividend was payable on May 31, 2011 to shareholders of record on May 13, 2011.

The Fund has performed an evaluation of subsequent events through June 24, 2011, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

Semiannual Report l April 30, 2011 l 31

LCM l Advent/Claymore Enhanced Growth & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Number of
Funds
Name, Address,	Term of		in Fund
Year of	Office* and	Principal Occupations During	Complex**
Birth and Position(s)	Length of	the Past Five Years and	Overseen by	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing	3	Director, Antenna International,
Year of birth: 1960		Director and Co-head of the Merchant Banking Group at BNY Capital		Inc. and Bonded Services, LTD.
Trustee		Markets, a division of The Bank of New York Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present), Formerly, Senior Vice President, Treasurer,	53	None.
Year of birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business
Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present).	3	Director of Young Scholar’s
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News (2003-		Institute.
Trustee		2008). Formerly, Executive Director, Office of the President at ABC News
(2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law
firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/
Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	55	None.
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Former Director of Loomis,
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the firm’s		Sayles and Co., L.P.
Trustee		hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999). Former
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P.
(asset manager) (1984-1995). Former Vice President and Portfolio Manager
at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Managing Partner, Cordova, Smart & Williams LLC, Advisor to First Atlantic	3	Chairman, Board of Directors,
Year of birth: 1960		Capital Ltd., (2001-present). Formerly, a Managing Director in Investment		Berkshire Blanket, Inc.,
Trustee		Banking-The Private Equity Group (1995-2001) and a Vice President in		President and Chairman, Board
		Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.		of Directors, Sqwincher Holdings.
		Founding Partner of The Carpediem Group, a private placement firm (1991-		Board of Directors, Sprint
		1992). Former Associate at Dillon, Read and Co. (investment bank)		Industrial Holdings. Co-chair
		(1988-1990).		of the Board of H20 plus.
Interested Trustees:
Tracy V. Maitland+***	Since 2004	President of Advent Capital Management, LLC, which he founded in 1995.	3	None.
Year of birth: 1960		Prior to June 2001, President of Advent Capital Management, a division of
Trustee, President and		Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
--- Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
--- Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
--- Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
**
The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Fund Complex is overseen by multiple Boards of Trustees.
***
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

32 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2005	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same
Year of birth: 1943		position at Advent Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Rodd Baxter	Since 2005	General Counsel, Advent Capital Management, LLC (2002-present); Formerly, Director and Senior Counsel, SG
Year of birth: 1950		Cowen Securities Corp. (1998-2002).
Secretary and Chief Compliance Officer

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l April 30, 2011 l 33

LCM l Advent/Claymore Enhanced Growth & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareholder Services, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.

34 l Semiannual Report l April 30, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Investment Management Agreement and Investment Advisory Agreement Re-Approval

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), for the Fund.

More specifically, at a meeting held on March 29, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Guggenheim Funds under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Guggenheim Funds to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and Guggenheim Funds. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Guggenheim Funds, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Guggenheim Funds involved in the management of the Fund. The Board considered information regarding personnel changes at Advent and Guggenheim Funds and additional information they deemed relevant.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by Guggenheim Funds.

Fund Performance and Expenses
The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Board recognized that the number of other funds in the Peer Group was low and that for a variety of reasons Peer Group comparisons may have limited usefulness. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement.

Investment Management Fee Rate
The Board reviewed and considered the contractual investment management fee rate for the Fund (collectively the “Management Agreement Rate”) payable by the Fund to Advent and to Guggenheim Funds for investment management and advisory services, respectively. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the “Net Management Rate”).

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability
The Board received and considered an estimated profitability analysis of Advent and Guggenheim Funds based on the Net Management Rate. The Board concluded that, in light of the costs of providing investment advisory, investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Guggenheim Funds received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim Funds to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement and the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Semiannual Report l April 30, 2011 l 35

LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Tracy V. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Investment Adviser and
Tracy V. Maitland*	Vice President and Assistant Secretary	Administrator
Chairman		Guggenheim Funds Investment
	Robert White	Advisors, LLC
Derek Medina	Treasurer and Chief Financial Officer	Lisle, Illinois

Ronald A. Nyberg	Rodd Baxter	Custodian and Transfer Agent
	Secretary and Chief Compliance Officer	The Bank of New York Mellon
Gerald L. Seizert		New York, New York

Michael A. Smart		Legal Counsel
Skadden, Arps, Slate, Meagher &
* Trustee is an “interested person” of the Fund as defined in		Flom LLP
the Investment Company Act of 1940, as amended.		New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheimfunds.com/lcm.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Semiannual Report l April 30, 2011 l 39

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, New York 10018

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (06/11)

CEF-LCM-SAR-0411

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)           Not applicable for a semi-annual reporting period.

(b)           There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Not applicable.

(a)(2)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)         Not applicable.

(b)            Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 8, 2011

By:               /s/ Robert White

Name:          Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 8, 2011